UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023 (September 27, 2023)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 7.01.    Regulation FD Disclosure.

On September 27, 2023, the Indiana Family and Social Services Administration (“FSSA”) notified Molina Healthcare, Inc. (“Molina”) that the state does not intend to offer a long-term services and supports contract to Molina to serve in the state’s Pathways for Aging program effective July 1, 2024.  Molina reports that the state deemed Molina not to have met the readiness review requirements. Molina was required to have a dual eligible special needs plan (“DSNP”) product available in Indiana by January 1, 2024, but was unable to do so due to an administrative requirement of the Centers for Medicare & Medicaid Services (“CMS”). Molina would have had a DSNP in Indiana on January 1, 2025 through the normal course of action with CMS.

Molina also stated that Indiana is the only state in its portfolio in which a Medicaid contract, whether actual or expected, has been affected by the CMS administrative proceeding.  This reported development with regard to the expected Indiana contract is not material to Molina’s financial profile, and Molina’s previously provided outlook for its 2024 premium revenues remains unchanged.

Note: The information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Exhibit No.	Description

104	Cover Page information from Molina Healthcare, Inc.’s Current Report on Form 8-K filed on October 2, 2023 formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	October 2, 2023	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary